Waddell & Reed Advisors
                    High Income
                    Fund, Inc.

                    Annual
                    Report
                    --------------
                    September 30, 2002

CONTENTS


         3     Manager's Discussion

         6     Performance Summary

         8     Portfolio Highlights

         9     Investments

        20     Statement of Assets and Liabilities

        21     Statement of Operations

        22     Statement of Changes in Net Assets

        23     Financial Highlights

        27     Notes to Financial Statements

        32     Directors & Officers

        33     Income Tax Information

        35     Independent Auditors' Report

        42     Annual Privacy Notice

        44     Householding Notice








This report is submitted for the general information of the shareholders of Waddell & Reed Advisors High Income Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors High Income Fund, Inc. current prospectus and current Fund performance information.

MANAGER'S DISCUSSION

-----------------------------------------------------------------
     September 30, 2002


An interview with Louise D. Rieke, CFA, CPA, portfolio manager of Waddell & Reed Advisors High Income Fund, Inc.

This report relates to the operation of Waddell & Reed Advisors High Income Fund, Inc. for the fiscal year ended September 30, 2002. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
The Fund's Class A shares declined 3.95 percent for the fiscal year, including the impact of sales load and, without the sales load impact, increased 1.91 percent during the fiscal year. This compares with the Salomon Brothers High Yield Market Index (reflecting the performance of securities that generally represent the high-yield bond market), which declined 3.35 percent for the year, and the Lipper High Current Yield Funds Universe Average (reflecting the universe of funds with similar investment objectives), which declined 2.12 percent for the year. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund slightly lag its benchmark index during the fiscal year? Primarily, in relation to its index, the Fund was adversely affected by the impact of the Fund's sales load. The Fund's performance was positively impacted by our continued focus on credit quality. Compared with the benchmark, we were overweighted in three primary sectors: broadcasting, gaming and health care.
We feel, generally, that holdings in all three of these sectors contributed positively to Fund performance during the period. In addition, we did not own some of the more troubled names. Also, numerous investment-grade companies were downgraded to high yield during the period. Our philosophy toward these credits was they were downgraded for a reason, usually because of deteriorating credit fundamentals. They were not added to the Fund because of our belief that the fundamentals within the companies had not stabilized.

What other market conditions or events influenced the Fund's performance during the fiscal year?
In addition to the sector selection mentioned above, we believe that two primary factors influenced performance. One is our above-average cash position during the period, which helped cushion the portfolio against undue risk. Secondly, approximately 20 percent of the Fund has been invested in debt securities with maturities of five years or less, which typically are not as susceptible to market volatility.

What strategies and techniques did you employ that specifically affected the Fund's performance?
We have continued to focus on credit quality, while selling investments that we felt were not performing adequately. Also, as mentioned, we have recently held an above-average percentage in cash and we have shortened the maturities of our holdings overall. We believe that all of these factors have contributed positively to the Fund's performance.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
The emphasis during the fiscal year was on gaming, health care and broadcasting. The first two are typically considered defensive sectors. Broadcasting, as an overall industry, had its recession late 2000 and early 2001, and has since rebounded. Within each of these industries, our goal was to hold the better quality credits in an attempt to better withstand the effects of possible recession. Going forward, it is anticipated these three sectors will continue to be core holdings. Other areas of focus likely will be consumer staples and energy. One area of interest, in which the Fund currently has no exposure, is magazine publishing. We believe that this industry has suffered through a decline in advertising revenue, which we feel should turn around with the economy.


Sincerely,

Louise D. Rieke, CFA, CPA
Manager
Waddell & Reed Advisors
High Income Fund, Inc.

Comparison of Change in Value of $10,000 Investment



===== Waddell & Reed Advisors High Income Fund, Inc., Class A Shares(1) --
$15,773
...... Salomon Brothers High Yield Market Index - $15,679
----- Lipper High Current Yield Funds Universe Average -- $14,941

               Waddell & Reed               Lipper
               Advisors     Salomon           High
               High        Brothers        Current
               Income          High          Yield
               Fund, Inc.,    Yield          Funds
               Class         Market       Universe
               A Shares       Index        Average
               --------- ----------     ----------
3-31-93 Purchase              9,425         10,000         10,000
3-31-94        10,245        10,843         11,015
3-31-95        10,595        11,583         11,277
3-31-96        12,096        13,300         12,977
3-31-97        13,420        14,775         14,440
3-31-98        15,841        17,162         16,944
3-31-99        16,110        17,341         16,786
3-31-00        16,005        16,928         16,911
9-30-00        15,876        17,263         16,830
9-30-01        15,478        16,223         15,265
9-30-02        15,773        15,679         14,941

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
                    Class A    Class B   Class C   Class Y
               ----------------------------------------------
1-year period ended
   9-30-02          -3.95%     -2.98%     0.76%    2.20%
5-year period ended
   9-30-02          -0.06%     ---       ---       1.35%
10-year period ended
   9-30-02           5.36%     ---       ---       ---
Since inception of
   Class(3) through
   9-30-02           ---       -1.91%    -1.12%    4.38%

(2)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares held for twelve months or less.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
(3)10-4-99 for Class B and Class C shares and 1-4-96 for Class Y shares (the date on which shares were first acquired by shareholders).

  Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF HIGH INCOME FUND

--------------------------------------------------------------
HIGH INCOME FUND

GOALS
To seek, as a primary goal, a high level of current income. As a secondary goal, to seek capital growth when consistent with its primary goal.

Strategy
Invests primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities of U.S. and foreign issuers. The Fund invests primarily in lower quality, non-investment grade bonds, commonly called junk bonds. The Fund may invest up to 20% of its total assets in common stocks in order to seek capital growth.

Founded
1979

Scheduled Dividend Frequency
Monthly

Performance Summary -- Class A Shares
           Per Share Data
For the Fiscal Year Ended September 30, 2002
---------------------------------------
Dividends paid                  $0.56
                                =====
Net asset value on
   9-30-02                      $6.84
   9-30-01                       7.26
                                -----
Change per share               $(0.42)
                               ======

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF HIGH INCOME FUND

--------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------     -----------------------
                      With      Without         With     Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)    CDSC(E)
------            ----------   ----------    ----------- --------
 1-year period
  ended 9-30-02     -3.95%       1.91%          -2.98%      0.79%
 5-year period
  ended 9-30-02     -0.06%       1.13%            ---        ---
10-year period
  ended 9-30-02      5.36%       5.99%            ---        ---
Since inception
  of Class (F)       ---          ---           -1.91%     -1.12%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.
(F)10-4-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return (A)
Period            Class C(B)  Class Y(C)
------            ----------  ----------
 1-year period
  ended 9-30-02      0.76%       2.20%
 5-year period
  ended 9-30-02      ---         1.35%
10-year period
  ended 9-30-02      ---          ---
Since inception
  of Class (D)      -1.12%       4.38%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)10-4-99 for Class C shares and 1-4-96 for Class Y shares (the date on which shares were first acquired by shareholders).

Investing in high income securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds.

SHAREHOLDER SUMMARY OF HIGH INCOME FUND

--------------------------------------------------------------
Portfolio Highlights

On September 30, 2002, Waddell & Reed Advisors High Income Fund, Inc. had net assets totaling $763,861,305 invested in a diversified portfolio of:

 80.05%  Corporate Debt Securities
 13.43%  Cash and Cash Equivalents
  2.66%  United States Government Security
  2.37%  Other Government Securities
  1.49%  Common and Preferred Stocks, Rights and Warrants

As a shareholder of Waddell & Reed Advisors High Income Fund, Inc., for every $100 you had invested on September 30, 2002, your Fund owned:

 $34.47  Consumer Goods and Services Bonds
  13.43  Cash and Cash Equivalents
  10.05  Miscellaneous Bonds
   8.62  Business Equipment Bonds
   7.33  Shelter Bonds
   6.68  Health Care Bonds
   4.41  Retail Bonds
   2.63  Energy Bonds
   2.66  United States Government Security
   2.63  Utilities Bonds
   2.37  Other Government Securities
   2.07  Multi-Industry Bonds
   1.49  Common and Preferred Stocks, Rights and Warrants

THE INVESTMENTS OF HIGH INCOME FUND

     September 30, 2002

                                            Shares          Value

COMMON AND PREFERRED STOCKS, RIGHTS AND WARRANTS
Broadcasting -0.01%
 Adelphia Communications Corporation,
   13.0% Preferred .....................    17,500   $     30,625
                                                     ------------

Communications Equipment -0.00%
 Primus Telecommunications Group,
   Incorporated, Warrants* .............     7,000          7,875
                                                     ------------

Finance Companies -0.00%
 IWO Holdings, Inc., Warrants (A)*  ....     6,750             68
                                                     ------------

Multiple Industry - 0.40%
 Anvil Holdings, Inc., 13.0%
   Preferred* ..........................   168,014      3,066,258
                                                     ------------

Retail -- General Merchandise -0.52%
 United Auto Group, Inc.* . ............   281,600      3,945,216
                                                     ------------

Savings and Loans -0.56%
 California Federal Preferred Capital
   Corporation, 9.125% Preferred .......   165,000      4,296,600
                                                     ------------

Security and Commodity Brokers -0.00%
 ONO Finance Plc, Rights (A)*  .........     2,500             25
                                                     ------------

Utilities -- Telephone -0.00%
 GT Group Telecom, Inc., Warrants (A)*       3,950          4,444
 Leap Wireless International, Inc.,
   Warrants (A)* .......................     4,750          1,781
                                                     ------------
                                                            6,225
                                                     ------------

TOTAL COMMON AND PREFERRED STOCKS, RIGHTS
 AND WARRANTS -1.49%                                  $11,352,892
 (Cost: $17,274,019)

See Notes to Schedule of Investments on page 19.

THE INVESTMENTS OF HIGH INCOME FUND

     September 30, 2002                  Principal
                                         Amount in
                                         Thousands          Value
CORPORATE DEBT SECURITIES
Beverages -0.23%
 Constellation Brands, Inc.,
   8.125%, 1-15-12 .....................   $ 1,750   $  1,785,000
                                                     ------------

Broadcasting -7.36%
 Charter Communications Holdings, LLC and
   Charter Communications Holdings Capital
   Corporation:
   8.625%, 4-1-09 ......................     1,250        768,750
   9.625%, 11-15-09 ....................     3,250      1,982,500
 Cox Communications, Inc.,
   7.75%, 11-1-10 ......................     6,750      6,986,331
 Entercom Radio, LLC and Entercom
   Capital, Inc.,
   7.625%, 3-1-14 ......................     3,000      3,120,000
 Entravision Communications Corporation,
  8.125%, 3-15-09  .....................     1,900      1,938,000
 Gray Communications Systems, Inc.,
   9.25%, 12-15-11 .....................     9,125      9,307,500
 Insight Communications Company, Inc.,
   0.0%, 2-15-11 (B) ...................     3,250      1,186,250
 LIN Television Corporation,
   8.375%, 3-1-08 ......................     5,900      6,047,500
 Mediacom Broadband LLC and Mediacom
  Broadband Corporation,
  11.0%, 7-15-13  ......................     5,250      4,830,000
 Sinclair Broadcast Group, Inc.:
   8.75%, 12-15-11 .....................     5,625      5,807,812
   8.0%, 3-15-12 .......................     5,000      5,025,000
 Spanish Broadcasting System, Inc.,
   9.625%, 11-1-09 .....................     1,000      1,020,000
 Young Broadcasting Inc.:
   8.5%, 12-15-08 ......................     2,000      2,005,000
   10.0%, 3-1-11 .......................     6,877      6,189,300
                                                     ------------
                                                       56,213,943
                                                     ------------

Business Equipment and Services -8.62%
 Allbritton Communications Company,
   9.75%, 11-30-07 .....................     5,750      5,922,500
 Allied Waste North America, Inc.:
   8.5%, 12-1-08 .......................     9,500      9,025,000
   10.0%, 8-1-09 .......................    11,800     10,856,000
 Avis Rent A Car, Inc.,
   11.0%, 5-1-09 .......................     5,000      5,406,250

See Notes to Schedule of Investments on page 19.

THE INVESTMENTS OF HIGH INCOME FUND

     September 30, 2002

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Business Equipment and Services (Continued)
 Graphic Packaging Corporation,
   8.625%, 2-15-12 .....................   $ 2,500   $  2,512,500
 IESI Corporation,
   10.25%, 6-15-12 (A) .................     4,250      4,080,000
 Iron Mountain Incorporated,
   8.625%, 4-1-13 ......................     2,700      2,700,000
 Lamar Advertising Company:
   9.625%, 12-1-06 .....................     5,500      5,692,500
   8.625%, 9-15-07 .....................     2,750      2,846,250
 Owens & Minor, Inc.,
   8.5%, 7-15-11 .......................     4,750      4,940,000
 Pierce Leahy Command Company,
   8.125%, 05-15-08 ....................     4,150      4,087,750
 Pierce Leahy Corp.,
   9.125%, 7-15-07 .....................     5,500      5,582,500
 Synagro Technologies, Inc.,
   9.5%, 4-1-09 ........................     2,100      2,173,500
                                                     ------------
                                                       65,824,750
                                                     ------------

Capital Equipment -2.11%
 AAF-McQuay Inc.,
   8.875%, 2-15-03 .....................     6,000      6,030,000
 CSK Auto, Inc.,
   12.0%, 6-15-06 ......................     7,625      8,072,969
 Nortek, Inc.,
   9.125%, 9-1-07 ......................     1,000      1,005,000
 Toll Corp.,
   8.25%, 12-1-11 ......................     1,000        985,000
                                                     ------------
                                                       16,092,969
                                                     ------------

Chemicals -- Petroleum and Inorganic - 0.30%
 Berry Plastics Corporation,
   10.75%, 7-15-12 .....................     2,200      2,266,000
                                                     ------------

Chemicals -- Specialty -1.17%
 Buckeye Cellulose Corporation,
   8.5%, 12-15-05 ......................     5,700      4,902,000

See Notes to Schedule of Investments on page 19.

THE INVESTMENTS OF HIGH INCOME FUND

     September 30, 2002

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Chemicals -- Specialty (Continued)
 OM Group, Inc.,
   9.25%, 12-15-11 .....................   $ 4,125   $  4,063,125
                                                     ------------
                                                        8,965,125
                                                     ------------

Communications Equipment -1.75%
 EchoStar DBS Corporation:
   9.125%, 1-15-09 (A) .................     2,750      2,585,000
   9.375%, 2-1-09 ......................     8,250      7,920,000
 PanAmSat Corporation,
   8.75%, 2-1-12 (A) ...................     3,550      2,840,000
                                                     ------------
                                                       13,345,000
                                                     ------------

Construction Materials -1.65%
 American Standard Inc.:
   7.375%, 4-15-05 .....................     3,000      3,067,500
   7.375%, 2-1-08 ......................     1,300      1,339,000
 Interface, Inc.:
   9.5%, 11-15-05 ......................     2,500      2,440,625
   10.375%, 2-1-10 .....................     5,675      5,724,656
                                                     ------------
                                                       12,571,781
                                                     ------------

Consumer Electronics -1.72%
 ACME Television, LLC and ACME
   Finance Corporation,
   10.875%, 9-30-04 ....................     5,350      5,243,000
 LIN Holdings Corp.:
   0.0%, 3-1-08 (B) ....................     8,000      7,900,000
                                                     ------------
                                                       13,143,000
                                                     ------------

Containers -1.56%
 Corporacion Durango, S.A. de C.V.,
   13.125%, 8-1-06 .....................     9,680      7,744,000

See Notes to Schedule of Investments on page 19.

THE INVESTMENTS OF HIGH INCOME FUND

     September 30, 2002
                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Containers (Continued)
 MDP Acquisitions plc,
   9.625%, 10-1-12 (A) .................   $ 4,250   $  4,196,875
                                                     ------------
                                                       11,940,875
                                                     ------------

Cosmetics and Toiletries -1.58%
 Armkel, LLC and Armkel Finance, Inc.,
  9.5%, 8-15-09  .......................     3,300      3,481,500
 Chattem, Inc.,
   8.875%, 4-1-08 ......................     8,500      8,563,750
                                                     ------------
                                                       12,045,250
                                                     ------------

Finance Companies -1.56%
 HMH Properties, Inc.:
   7.875%, 8-1-05 ......................     3,000      2,895,000
   7.875%, 8-1-08 ......................     4,500      4,207,500
 IWO Holdings, Inc.,
   14.0%, 1-15-11 ......................     6,750      1,282,500
 UCAR Finance Inc.,
   10.25%, 2-15-12 .....................     3,750      3,562,500
                                                     ------------
                                                       11,947,500
                                                     ------------

Food and Related -3.94%
 American Seafoods Group LLC and
   American Seafoods, Inc.,
   10.125%, 4-15-10 (A) ................     7,950      7,890,375
 Aurora Foods Inc.:
   9.875%, 2-15-07 .....................     7,750      4,650,000
   8.75%, 7-1-08 .......................     4,000      2,285,000
 Dean Foods Company,
   8.15%, 8-1-07 .......................     2,100      2,147,250
 Pilgrim's Pride Corporation,
   9.625%, 9-15-11 .....................     8,000      7,600,000
 Roundy's, Inc.,
   8.875%, 6-15-12 (A) .................     5,700      5,557,500
                                                     ------------
                                                       30,130,125
                                                     ------------

See Notes to Schedule of Investments on page 19.

THE INVESTMENTS OF HIGH INCOME FUND

     September 30, 2002

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Forest and Paper Products - 1.33%
 Jefferson Smurfit Corporation,
   8.25%, 10-1-12 (A) ..................   $ 5,850   $  5,820,750
 Norske Skog Canada Limited,
   8.625%, 6-15-11 .....................     4,550      4,322,500
                                                     ------------
                                                       10,143,250
                                                     ------------

Furniture and Furnishings - 0.72%
 Associated Materials Incorporated,
   9.75%, 4-15-12 (A) ..................     5,340      5,473,500
                                                     ------------

Health Care -- General -1.20%
 Alliance Imaging, Inc.,
   10.375%, 4-15-11 ....................     2,500      2,650,000
 Fresenius Medical Care Capital Trust IV,
  7.875%, 6-15-11  .....................     8,000      6,520,000
                                                     ------------
                                                        9,170,000
                                                     ------------

Homebuilders, Mobile Homes -2.01%
 Lennar Corporation,
   9.95%, 5-1-10 .......................     5,000      5,425,000
 Toll Corp. (Toll Brothers, Inc.),
   8.25%, 2-1-11 .......................     6,750      6,648,750
 WCI Communities, Inc.:
   10.625%, 2-15-11 ....................     2,000      1,945,000
   9.125%, 5-1-12 ......................     1,500      1,368,750
                                                     ------------
                                                       15,387,500
                                                     ------------

Hospital Supply and Management -5.48%
 Columbia/HCA Healthcare Corporation:
   8.12%, 8-4-03 .......................     2,800      2,883,874
   7.0%, 7-1-07 ........................     3,500      3,711,736
   7.25%, 5-20-08 ......................     2,250      2,406,283
 Extendicare Health Services, Inc.:
   9.35%, 12-15-07 .....................     3,450      3,109,312
   9.5%, 7-1-10 (A) ....................     2,400      2,424,000

See Notes to Schedule of Investments on page 19.

THE INVESTMENTS OF HIGH INCOME FUND

     September 30, 2002
                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Hospital Supply and Management (Continued)
 HCA Inc.,
   6.3%, 10-1-12 .......................   $ 5,750   $  5,682,737
 Insight Health Services Corp.,
   9.875%, 11-1-11 .....................     7,750      7,478,750
 Triad Hospitals, Inc.,
   8.75%, 5-1-09 .......................     5,650      5,974,875
 US Oncology, Inc.,
   9.625%, 2-1-12 ......................     3,250      3,217,500
 United Surgical Partners Holdings, Inc.,
   10.0%, 12-15-11 .....................     4,875      4,948,125
                                                     ------------
                                                       41,837,192
                                                     ------------

Hotels and Gaming -8.20%
 Ameristar Casinos, Inc.,
   10.75%, 2-15-09 .....................     1,600      1,756,000
 CapStar Hotel Company,
   8.75%, 8-15-07 ......................     1,500      1,200,000
 Choctaw Resort Development Enterprise,
   9.25%, 4-1-09 .......................     1,950      2,018,250
 Chumash Casino and Resort Enterprise,
   9.0%, 7-15-10 (A) ...................       850        877,625
 Circus and Eldorado Joint Venture and
   Silver Legacy Capital Corp.,
   10.125%, 3-1-12 .....................     2,000      1,985,000
 Harrah's Operating Company, Inc.,
   7.875%, 12-15-05 ....................     2,000      2,115,000
 John Q Hammons Hotels, L P and John
   Q Hammons Hotels Finance Corporation III,
   8.875%, 5-15-12 .....................     1,700      1,636,250
 MGM Grand, Inc.,
   9.75%, 6-1-07 .......................     5,750      6,253,125
 MGM MIRAGE:
   8.5%, 9-15-10 .......................     4,750      5,073,133
   8.375%, 2-1-11 ......................     1,000      1,035,000
 Mandalay Resort Group,
   9.375%, 2-15-10 .....................     6,500      6,825,000
 Mohegan Tribal Gaming Authority,
   8.0%, 4-1-12 ........................     4,250      4,356,250
 Park Place Entertainment Corporation,
   8.875%, 9-15-08 .....................     7,750      8,137,500
 Prime Hospitality Corp.,
   8.375%, 5-1-12 ......................     4,250      4,037,500

See Notes to Schedule of Investments on page 19.

THE INVESTMENTS OF HIGH INCOME FUND

     September 30, 2002

                                         Principal
                                         Amount in
                                         Thousands          Value
CORPORATE DEBT SECURITIES (Continued)
Hotels and Gaming (Continued)
 Station Casinos, Inc.,
   8.875%, 12-1-08 .....................   $ 2,650   $  2,729,500
 Sun International Hotels Limited and
   Sun International North America, Inc.,
   8.875%, 8-15-11 .....................     4,000      4,010,000
 Venetian Casino Resort, LLC and
   Las Vegas Sands, Inc.,
   11.0%, 6-15-10 (A) ..................     8,750      8,575,000
                                                     ------------
                                                       62,620,133
                                                     ------------

Household -- General Products -3.71%
 Alltrista Corporation,
   9.75%, 5-1-12 (A) ...................     8,500      8,415,000
 B & G Foods, Inc.,
   9.625%, 8-1-07 ......................     4,500      4,578,750
 Sealy Mattress Company,
   0.0%, 12-15-07 (B) ..................    11,150      9,477,500
 Simmons Company,
   10.25%, 3-15-09 .....................     1,750      1,837,500
 Susquehanna Media Co.,
   8.5%, 5-15-09 .......................     2,500      2,525,000
 Sweetheart Cup Company, Inc.,
   12.0%, 9-1-03 .......................     1,725      1,518,000
                                                     ------------
                                                       28,351,750
                                                     ------------

Leisure Time Industry -2.14%
 Hollywood Park, Inc.,
   9.25%, 2-15-07 ......................     9,750      8,482,500
 Premier Parks Inc.:
   9.75%, 6-15-07 ......................     5,750      5,031,250
   0.0%, 4-1-08 (B) ....................     3,500      2,870,000
                                                     ------------
                                                       16,383,750
                                                     ------------

Metal Fabrication -0.42%
 Wolverine Tube, Inc.,
   10.5%, 4-1-09 .......................     3,400      3,230,000
                                                     ------------

See Notes to Schedule of Investments on page 19.

THE INVESTMENTS OF HIGH INCOME FUND

     September 30, 2002
                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Motion Pictures -2.30%
 AMC Entertainment Inc.:
   9.5%, 3-15-09 .......................   $ 2,550   $  2,218,500
   9.5%, 2-1-11 ........................     6,850      5,959,500
 Cinemark USA, Inc.:
   8.5%, 8-1-08 ........................     6,000      5,250,000
   9.625%, 8-1-08 ......................     2,500      2,337,500
 Regal Cinemas Corporation,
   9.375%, 2-1-12 ......................     1,750      1,793,750
                                                     ------------
                                                       17,559,250
                                                     ------------

Motor Vehicle Parts -0.32%
 Collins & Aikman Floorcoverings, Inc.,
   9.75%, 2-15-10 (A) ..................     2,400      2,436,000
                                                     ------------

Motor Vehicles -0.23%
 Sonic Automotive, Inc.,
   11.0%, 8-1-08 .......................     1,700      1,759,500
                                                     ------------

Multiple Industry -2.07%
 ITT Corporation,
   6.75%, 11-15-03 .....................     5,000      4,987,500
 Phoenix Color Corp.,
   10.375%, 2-1-09 .....................     4,150      3,320,000
 Renaissance Media Group LLC,
   0.0%, 4-15-08 (B) ...................     4,100      3,403,000
 WESCO Distribution, Inc.,
   9.125%, 6-1-08 ......................     4,750      4,085,000
                                                     ------------
                                                       15,795,500
                                                     ------------

Petroleum -- Domestic -2.61%
 Chesapeake Energy Corporation:
   7.875%, 3-15-04 .....................     2,000      2,060,000
   8.125%, 4-1-11 ......................     6,800      6,800,000
   9.0%, 8-15-12 (A) ...................     1,000      1,027,500

See Notes to Schedule of Investments on page 19.

THE INVESTMENTS OF HIGH INCOME FUND

     September 30, 2002
                                         Principal
                                         Amount in
                                         Thousands          Value
CORPORATE DEBT SECURITIES (Continued)
Petroleum -- Domestic (Continued)
 Encore Acquisition Company,
   8.375%, 6-15-12 (A) .................   $ 1,900   $  1,919,000
 Forest Oil Corporation,
   8.0%, 6-15-08 .......................     5,500      5,720,000
 Giant Industries, Inc.,
   11.0%, 5-15-12 ......................     3,400      2,380,000
                                                     ------------
                                                       19,906,500
                                                     ------------

Petroleum -- Services -1.18%
 R&B Falcon Corporation,
   9.5%, 12-15-08 ......................     3,750      4,724,378
 SESI, L.L.C.,
   8.875%, 5-15-11 .....................     4,250      4,281,875
                                                     ------------
                                                        9,006,253
                                                     ------------

Publishing - 1.18%
 TransWestern Publishing Company LLC,
   9.625%, 11-15-07 ....................     9,000      9,045,000
                                                     ------------

Railroad -0.84%
 Kansas City Southern Railway
   Company (The),
   7.5%, 6-15-09 .......................     6,375      6,438,750
                                                     ------------

Real Estate Investment Trusts -3.27%
 Host Marriott, L.P.,
   9.25%, 10-1-07 ......................     4,250      4,207,500
 Meditrust:
   7.51%, 9-26-03 ......................     2,700      2,713,027
  7.114%, 8-15-04 (A)  .................     2,000      1,990,000
   7.82%, 9-10-26 ......................     7,750      7,769,375
 Meritage Corporation,
   9.75%, 6-1-11 .......................     8,300      8,320,750
                                                     ------------
                                                       25,000,652
                                                     ------------

See Notes to Schedule of Investments on page 19.

THE INVESTMENTS OF HIGH INCOME FUND

     September 30, 2002

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Retail -- General Merchandise -2.95%
 Advance Stores Company, Incorporated,
   10.25%, 4-15-08 .....................   $ 6,000   $  6,345,000
 AutoNation, Inc.,
   9.0%, 8-1-08 ........................     1,850      1,896,250
 Domino's, Inc.,
   10.375%, 1-15-09 ....................    10,065     10,819,875
 United Auto Group, Inc.,
   9.625%, 3-15-12 (A)..................     3,400      3,434,000
                                                     ------------
                                                       22,495,125
                                                     ------------

Retail -- Specialty Stores -1.46%
 Cole National Group, Inc.,
   8.875%, 5-15-12 .....................     4,250      4,080,000
 Jo-Ann Stores, Inc.,
   10.375%, 5-1-07 .....................     2,700      2,784,375
 Michaels Stores, Inc.,
   9.25%, 7-1-09 .......................     4,000      4,250,000
                                                     ------------
                                                       11,114,375
                                                     ------------

Steel - 0.25%
 Oregon Steel Mills, Inc.,
   10.0%, 7-15-09 (A) ..................     1,900      1,900,000
                                                     ------------

Utilities -- Gas and Pipeline - 0.63%
 AmeriGas Partners, L.P. and
   AP Eagle Finance Corp.,
   8.875%, 5-20-11 .....................     4,700      4,841,000
                                                     ------------

Utilities -- Telephone - 2.00%
 Insight Midwest, L.P.
   and Insight Capital, Inc.,
   10.5%, 11-1-10 ......................     5,375      4,783,750

See Notes to Schedule of Investments on page 19.

THE INVESTMENTS OF HIGH INCOME FUND

     September 30, 2002

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Utilities -- Telephone (Continued)
 NEXTEL Communications, Inc.,
   9.375%, 11-15-09 ....................   $ 6,350   $  4,826,000
 Sprint Corporation and Sprint Capital
   Corporation,
   8.375%, 3-15-12 .....................     3,725      2,603,518
 Triton PCS, Inc.:
   0.0%, 5-1-08 (B) ....................     2,750      1,801,250
   9.375%, 2-1-11 ......................     1,875      1,275,000
                                                     ------------
                                                       15,289,518
                                                     ------------

TOTAL CORPORATE DEBT SECURITIES -80.05%              $611,455,816
 (Cost: $629,345,737)

OTHER GOVERNMENT SECURITIES
Mexico
 United Mexican States:
   9.75%, 4-6-05 .......................    11,000     12,320,000
   10.375%, 2-17-09 ....................     5,000      5,800,000
                                                     ------------
TOTAL OTHER GOVERNMENT SECURITIES -2.37%             $ 18,120,000
                                                     ------------
 (Cost: $16,602,006)

UNITED STATES GOVERNMENT SECURITY -2.66%
Mortgage-Backed Obligation
 Federal Home Loan Mortgage Corporation
   Fixed Rate Participation Certificate,
   6.0%, 5-1-16 ........................    19,531   $ 20,299,160
                                                     ------------
 (Cost: $19,417,799)

SHORT-TERM SECURITIES
Multiple Industry - 0.27%
 Florida Power Corp.,
   2.0%, 10-1-02 .......................     2,065      2,065,000
                                                     ------------

See Notes to Schedule of Investments on page 19.

THE INVESTMENTS OF HIGH INCOME FUND

     September 30, 2002

                                         Principal
                                         Amount in
                                         Thousands          Value

SHORT-TERM SECURITIES (Continued)
Retail - Food Stores - 8.08%
 Kroger Co. (The),
   2.55%, 10-1-02 ......................   $42,000   $ 42,000,000
 Safeway Inc.,
   1.9%, 10-9-02 .......................    19,738     19,729,666
                                                     ------------
                                                       61,729,666
                                                     ------------

Utilities - Electric - 3.53%
 PacifiCorp:
   1.92%, 10-3-02 ......................    12,000     11,998,720
   1.89%, 10-9-02 ......................    15,000     14,993,700
                                                     ------------
                                                       26,992,420
                                                     ------------

TOTAL SHORT-TERM SECURITIES - 11.88%                 $ 90,787,086
 (Cost: $90,787,086)

TOTAL INVESTMENT SECURITIES - 98.45%                 $752,014,954
 (Cost: $773,426,647)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.55%      11,846,351

NET ASSETS - 100.00%                                 $763,861,305


See Notes to Schedule of Investments on page 19.

THE INVESTMENTS OF HIGH INCOME FUND

     September 30, 2002


Notes to Schedule of Investments

  *No income dividends were paid during the preceding 12 months.

(A)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2002, the total value of these securities amounted to $71,448,443 or 9.35% of net assets.

(B)The security does not bear interest for an initial period of time and subsequently becomes interest bearing.

   See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

   See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

     HIGH INCOME FUND
     September 30, 2002
     (In Thousands, Except for Per Share Amounts)

ASSETS
  Investment securities -- at value
     (Notes 1 and 3) .......................................  $752,015
  Cash  ....................................................         1
  Receivables:
     Dividends and interest ................................    14,999
     Fund shares sold ......................................     1,056
  Prepaid insurance premium  ...............................        54
                                                              --------
       Total assets  .......................................   768,125
                                                              --------
LIABILITIES
  Payable to Fund shareholders  ............................     3,885
  Accrued shareholder servicing (Note 2)  ..................       145
  Accrued service fee (Note 2)  ............................       143
  Accrued management fee (Note 2)  .........................        13
  Accrued distribution fee (Note 2)  .......................         9
  Accrued accounting services fee (Note 2)  ................         8
  Other  ...................................................        61
                                                              --------
       Total liabilities  ..................................     4,264
                                                              --------
          Total net assets .................................  $763,861
                                                              ========
NET ASSETS
  $1.00 par value capital stock:
     Capital stock .........................................  $111,719
     Additional paid-in capital ............................   946,182
  Accumulated undistributed income (loss):
     Accumulated undistributed net investment income........       188
     Accumulated undistributed net realized
       loss on investment transactions  ....................  (272,816)
     Net unrealized depreciation in value of investments ...   (21,412)
                                                             ---------
       Net assets applicable to outstanding
          units of capital .................................  $763,861
                                                              ========
Net asset value per share (net assets divided
  by shares outstanding):
  Class A  .................................................     $6.84
  Class B  .................................................     $6.83
  Class C  .................................................     $6.83
  Class Y  .................................................     $6.84
Capital shares outstanding:
  Class A  .................................................   106,522
  Class B  .................................................     3,087
  Class C  .................................................     1,272
  Class Y  .................................................       838
Capital shares authorized ..................................   500,000

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

     HIGH INCOME FUND
     For the Fiscal Year Ended September 30, 2002
     (In Thousands)

INVESTMENT INCOME
  Income (Note 1B):
     Interest and amortization .............................   $66,915
     Dividends .............................................       912
                                                               -------
       Total income  .......................................    67,827
                                                               -------
  Expenses (Note 2):
     Investment management fee .............................     4,778
     Service fee:
       Class A  ............................................     1,763
       Class B  ............................................        42
       Class C  ............................................        16
     Shareholder servicing:
       Class A  ............................................     1,558
       Class B  ............................................        73
       Class C  ............................................        28
       Class Y  ............................................        12
     Distribution fee:
       Class A  ............................................       101
       Class B  ............................................       125
       Class C  ............................................        48
     Accounting services fee ...............................       100
     Custodian fees ........................................        45
     Audit fees ............................................        20
     Legal fees ............................................        11
     Other .................................................       244
                                                               -------
       Total expenses  .....................................     8,964
                                                               -------
          Net investment income ............................    58,863
                                                               -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTES 1 AND 3)
  Realized net loss on investments  ........................   (73,778)
  Unrealized appreciation in value of
     investments during the period .........................    27,748
                                                               -------
     Net loss on investments ...............................   (46,030)
                                                               -------
       Net increase in net assets resulting
          from operations ..................................   $12,833
                                                               =======

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

     HIGH INCOME FUND
     (In Thousands)
                                             For the fiscal year
                                             ended September 30,
                                             -------------------
                                                2002      2001
                                             --------- ---------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
     Net investment income ..................   $58,863  $ 63,629
     Realized net loss on
       investments  .........................   (73,778)  (59,999)
     Unrealized appreciation
       (depreciation) .......................    27,748   (23,548)
          ...................................  --------  --------
       Net increase (decrease) in
          net assets resulting
          from operations ...................    12,833   (19,918)
                                               --------  --------
  Dividends to shareholders from
     net investment income (Note 1D):(1)
     Class A ................................   (57,306)  (62,511)
     Class B ................................    (1,102)     (602)
     Class C ................................      (419)     (169)
     Class Y ................................      (589)     (222)
                                               --------  --------
                                                (59,416)  (63,504)
                                               --------  --------
  Capital share transactions
     (Note 5) ...............................    75,586    60,060
                                               --------  --------
     Total increase (decrease) ..............    29,003   (23,362)
NET ASSETS
  Beginning of period  ......................   734,858   758,220
                                               --------  --------
  End of period, including undistributed
     net investment income of $188
     and $741, respectively .................  $763,861  $734,858
                                               ========  ========

(1)See "Financial Highlights" on pages 23 - 26.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     HIGH INCOME FUND
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                              For the fiscalFor the
                              year ended   fiscal    For the fiscal year
                              September 30,period        ended March 31,
                            ---------------ended     -------------------
                               2002   2001 9-30-00   2000    1999   1998
                            -------------- -------   ----    ----   ----
Net asset value,
 beginning of
 period  ...........          $7.26  $8.10   $8.54  $9.39  $10.04 $ 9.25
                              -----  -----   -----  -----  ------ ------
Income (loss) from
 investment operations:
 Net investment
   income ..........           0.56   0.66    0.37   0.78    0.81   0.82
 Net realized and
   unrealized gain
   (loss) on
   investments .....          (0.42) (0.84)  (0.44) (0.84)  (0.66)  0.79
                              -----  -----   ----- ------  ------ ------
Total from investment
 operations  .......           0.14  (0.18)  (0.07) (0.06)   0.15   1.61
                              -----  -----   ----- ------  ------ ------
Less dividends from net
 investment income .          (0.56) (0.66)  (0.37) (0.79)  (0.80) (0.82)
                              -----  -----   ----- ------  ------ ------
Net asset value,
 end of period  ....          $6.84  $7.26   $8.10  $8.54  $ 9.39 $10.04
                              =====  =====   =====  =====  ====== ======
Total return(1) ....           1.91% -2.51%  -0.81% -0.65%   1.70% 18.03%
Net assets, end
 of period (in
 millions)  ........           $728   $715    $750   $826  $1,009  $1,102
Ratio of expenses
 to average net
 assets  ...........           1.13%  1.08%   1.06%(2)1.04%  0.94%  0.84%
Ratio of net
 investment income
 to average net
 assets  ...........           7.61%  8.56%   8.94%(2)8.65%  8.44%  8.38%
Portfolio turnover
 rate  .............          57.36% 73.92%  24.20% 41.55%  53.19% 63.40%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     HIGH INCOME FUND
     Class B Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                                          For the
                                   For the fiscal For the  period
                                   year ended      fiscal    from
                                   September 30,    period10-4-99(1)
                                   ---------------  ended through
                                      2002    20019-30-00 3-31-00
                                   ------- -------------- -------
Net asset value,
 beginning of period                 $7.25   $8.10  $8.54   $8.84
                                     -----   -----  -----   -----
Income (loss) from investment
 operations:
 Net investment income                0.49    0.59   0.33    0.36
 Net realized and
   unrealized loss
   on investments ..                 (0.42)  (0.85) (0.44)  (0.30)
                                     -----   -----  -----   -----
Total from investment
 operations  .......                  0.07   (0.26) (0.11)   0.06
                                     -----   -----  -----   -----
Less dividends from net
 investment income                   (0.49)  (0.59) (0.33)  (0.36)
                                     -----   -----  -----   -----
Net asset value,
 end of period  ....                 $6.83   $7.25  $8.10   $8.54
                                     =====   =====  =====   =====
Total return .......                  0.79%  -3.41% -1.28%   0.61%
Net assets, end of period
 (in millions)  ....                   $21     $12     $5      $3
Ratio of expenses to
 average net assets                   2.11%   1.99%  1.99%(2)1.96%(2)
Ratio of net investment
 income to average
 net assets  .......                  6.60%   7.61%  8.02%(2)7.79%(2)
Portfolio turnover
 rate  .............                 57.36%  73.92% 24.20%  41.55%(2)

(1)Commencement of operations of the class.
(2)Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     HIGH INCOME FUND
     Class C Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                                          For the
                                   For the fiscal For the  period
                                   year ended      fiscal    from
                                   September 30,    period10-4-99(1)
                                   ---------------  ended through
                                      2002    20019-30-00 3-31-00
                                   ------- -------------- -------
Net asset value,
 beginning of period                 $7.25   $8.11  $8.54   $8.84
                                     -----   -----  -----   -----
Income (loss) from investment
 operations:
 Net investment income                0.49    0.60   0.33    0.36
 Net realized and
   unrealized loss
   on investments ..                 (0.42)  (0.87) (0.43)  (0.30)
                                     -----   -----  -----   -----
Total from investment
 operations  .......                  0.07   (0.27) (0.10)   0.06
                                     -----   -----  -----   -----
Less dividends from net
 investment income                   (0.49)  (0.59) (0.33)  (0.36)
                                     -----   -----  -----   -----
Net asset value,
 end of period  ....                 $6.83   $7.25  $8.11   $8.54
                                     =====   =====  =====   =====
Total return .......                  0.76%  -3.42% -1.28%   0.65%
Net assets, end of
 period (000
 omitted)  .........                $8,692  $4,513   $856    $404
Ratio of expenses to
 average net assets                   2.12%   1.97%  2.07%(2)1.91%(2)
Ratio of net investment
 income to average
 net assets  .......                  6.59%   7.60%  7.94%(2)7.88%(2)
Portfolio turnover rate              57.36%  73.92% 24.20%  41.55%(2)

(1)Commencement of operations of the class.
(2)Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     HIGH INCOME FUND
     Class Y Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                              For the fiscalFor the
                              year ended   fiscal    For the fiscal year
                              September 30,period        ended March 31,
                            ---------------ended     -------------------
                               2002   2001 9-30-00   2000    1999   1998
                            -------------- -------   ----    ----   ----
Net asset value,
 beginning of
 period  ...........          $7.25  $8.10   $8.54  $9.39  $10.04 $ 9.25
                              -----  -----   -----  -----  ------ ------
Income (loss) from
 investment operations:
 Net investment
   income ..........           0.58   0.69    0.39   0.81    0.83   0.82
 Net realized and
   unrealized gain
   (loss) on
   investments .....          (0.41) (0.85)  (0.44) (0.84)  (0.66)  0.79
                              -----  -----   -----  -----  ------ ------
Total from investment
 operations ........           0.17  (0.16)  (0.05) (0.03)   0.17   1.61
                              -----  -----   -----  -----  ------ ------
Less dividends from net
 investment income            (0.58) (0.69)  (0.39) (0.82)  (0.82) (0.82)
                              -----  -----   -----  -----  ------ ------
Net asset value,
 end of period  ....          $6.84  $7.25   $8.10  $8.54  $ 9.39 $10.04
                              =====  =====   =====  =====  ====== ======
Total return .......           2.20% -2.22%  -0.69% -0.39%   1.90% 18.13%
Net assets, end of
 period (in
 millions)  ........             $6     $3      $2     $2      $2     $3
Ratio of expenses
 to average net
 assets  ...........           0.82%  0.81%   0.80%(1)0.79%  0.74%  0.77%
Ratio of net
 investment income
 to average net
 assets  ...........           7.91%  8.82%   9.21%(1)8.91%  8.62%  8.46%
Portfolio
 turnover rate  ....          57.36% 73.92%  24.20% 41.55%  53.19% 63.40%

(1)Annualized.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

     September 30, 2002

NOTE 1 -- Significant Accounting Policies

Waddell & Reed Advisors High Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high level of current income, by investing primarily in a diversified portfolio of high-yield, high-risk fixed income securities, with a secondary objective of capital growth when consistent with the primary objective. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At September 30, 2002, $17,962,753 was reclassified between additional paid-in capital and accumulated undistributed net realized gain (loss) on investment transactions. Net investment income, accumulated undistributed net income and net assets were not affected by this change.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion; and 0.50% of net assets over $1.5 billion. The Fund also reimburses WRIMCO for certain expenses, including additional Fund-related security costs incurred by WRIMCO as a result of the September 11, 2001 terrorist activities. The amount reimbursed represents the Fund's share of the incremental cost of using private transportation for WRIMCO's personnel in lieu of commercial transportation and also certain security-related personnel and facilities costs.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.6958 for each shareholder account which was in existence at any time during the prior month. Prior to December 1, 2001, the shareholder servicing charge was $1.6125 per account, paid monthly. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $2,182,564. During the period ended September 30, 2002, W&R received $36,209 and $3,823 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $1,488,426 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $33,500, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $488,678,345, while proceeds from maturities and sales aggregated $374,825,695. Purchases of short-term securities aggregated $13,154,623,086. Proceeds from maturities and sales of short-term securities and U.S. Government securities aggregated $13,195,497,533 and $4,897,380, respectively.

For Federal income tax purposes, cost of investments owned at September 30, 2002 was $773,493,738, resulting in net unrealized depreciation of $21,478,784, of which $14,658,589 related to appreciated securities and $36,137,373 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended September 30, 2002 and the related capital loss carryover and post-October activity were as follows:


Net ordinary income ......................... $58,564,639
Distributed ordinary income .................  59,415,529
Undistributed ordinary income ...............     505,843

Realized long-term capital gains ............         ---
Distributed long-term capital gains .........         ---
Undistributed long-term capital gains .......         ---

Capital loss carryover ......................  48,079,168

Post-October losses deferred ................  66,359,586

Internal Revenue Code regulations permit each Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses").

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.


September 30, 2003 ..........................$ 20,841,730
September 30, 2004 ..........................   7,420,773
September 30, 2007 ..........................  40,878,811
September 30, 2008 ..........................  69,897,740
September 30, 2009 ..........................  19,270,602
September 30, 2010 ..........................  48,079,168
                                             ------------
Total carryover .............................$206,388,824
                                             ============

NOTE 5 -- Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below.  Amounts are in thousands.


                                                 For the fiscal

                                                    year ended
                                                   September 30,
                                                -----------------
                                                   2002      2001
                                                -------   -------
Shares issued from sale
  of shares:
  Class A ...................................    40,622    24,048
  Class B ...................................     2,060     1,258
  Class C ...................................     1,123       572
  Class Y ...................................     4,845        87
Shares issued from
  reinvestment of dividends:
  Class A  ..................................     6,930     6,992
  Class B  ..................................       141        74
  Class C  ..................................        55        21
  Class Y  ..................................        81        29
Shares redeemed:
  Class A  ..................................   (39,599)  (25,002)
  Class B  ..................................      (831)     (241)
  Class C  ..................................      (528)      (76)
  Class Y  ..................................    (4,457)      (43)
                                                -------    ------
Increase in outstanding
  capital shares ............................    10,442     7,719
                                                =======    ======
Value issued from sale
  of shares:
  Class A  ..................................  $292,741  $185,636
  Class B  ..................................    14,937     9,654
  Class C  ..................................     8,157     4,390
  Class Y  ..................................    35,419       668
Value issued from
  reinvestment of dividends:
  Class A  ..................................    50,296    53,930
  Class B  ..................................     1,021       569
  Class C  ..................................       397       163
  Class Y  ..................................       588       222
Value redeemed:
  Class A  ..................................  (285,595) (192,411)
  Class B  ..................................    (6,006)   (1,847)
  Class C  ..................................    (3,843)     (585)
  Class Y  ..................................   (32,526)     (329)
                                               --------  --------
Increase in outstanding capital .............  $ 75,586  $ 60,060
                                               ========  ========

INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Waddell & Reed Advisors High Income Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors High Income Fund, Inc. (the "Fund") as of September 30, 2002, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors High Income Fund, Inc. as of September 30, 2002, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
November 8, 2002

INCOME TAX INFORMATION


The amounts of the dividends below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which the dividends were received or reinvested.

                        PER-SHARE AMOUNTS REPORTABLE AS:
          ---------------------------------------------------------
                    For Individuals           For Corporations
                  -------------------------------------------------------
  Record         OrdinaryLong-Term                 Non- Long-Term
    Date    Total  IncomeCapital GainQualifyingQualifyingCapital Gain
----------- -------------   -------- ----------------------------
                                    Class A
10-10-01  $0.0490 $0.0490    $   ---  $0.0016   $0.0474   $   ---
11-14-01   0.0470  0.0470        ---   0.0016    0.0454       ---
12-12-01   0.0560  0.0560        ---   0.0019    0.0541       ---
 1-09-02   0.0480  0.0480        ---   0.0005    0.0475       ---
 2-13-02   0.0470  0.0470        ---   0.0005    0.0465       ---
 3-10-02   0.0470  0.0470        ---   0.0005    0.0465       ---
 4-10-02   0.0470  0.0470        ---   0.0005    0.0465       ---
 5-15-02   0.0470  0.0470        ---   0.0005    0.0465       ---
 6-12-02   0.0470  0.0470        ---   0.0005    0.0465       ---
 7-10-02   0.0430  0.0430        ---   0.0004    0.0426       ---
 8-14-02   0.0430  0.0430        ---   0.0004    0.0426       ---
 9-11-02   0.0410  0.0410        ---   0.0004    0.0406       ---
          ------- -------    -------  -------   -------   -------
Total     $0.5620 $0.5620    $   ---  $0.0093   $0.5527   $   ---
          ======= =======    =======  =======   =======   =======
                                    Class B
10-10-01  $0.0450 $0.0450    $   ---  $0.0015   $0.0435   $   ---
11-14-01   0.0400  0.0400        ---   0.0013    0.0387       ---
12-12-01   0.0510  0.0510        ---   0.0017    0.0493       ---
 1-09-02   0.0420  0.0420        ---   0.0004    0.0416       ---
 2-13-02   0.0400  0.0400        ---   0.0004    0.0396       ---
 3-10-02   0.0420  0.0420        ---   0.0004    0.0416       ---
 4-10-02   0.0410  0.0410        ---   0.0004    0.0406       ---
 5-15-02   0.0400  0.0400        ---   0.0004    0.0396       ---
 6-12-02   0.0410  0.0410        ---   0.0004    0.0406       ---
 7-10-02   0.0370  0.0370        ---   0.0004    0.0366       ---
 8-14-02   0.0370  0.0370        ---   0.0004    0.0366       ---
 9-11-02   0.0360  0.0360        ---   0.0004    0.0356       ---
          ------- -------    -------  -------   -------   -------
Total     $0.4920 $0.4920    $   ---  $0.0081   $0.4839   $   ---
          ======= =======    =======  =======   =======   =======
                                    Class C
10-10-01  $0.0440 $0.0440    $   ---  $0.0014   $0.0426   $   ---
11-14-01   0.0400  0.0400        ---   0.0013    0.0387       ---
12-12-01   0.0510  0.0510        ---   0.0017    0.0493       ---
 1-09-02   0.0420  0.0420        ---   0.0004    0.0416       ---
 2-13-02   0.0400  0.0400        ---   0.0004    0.0396       ---
 3-10-02   0.0410  0.0410        ---   0.0004    0.0406       ---
 4-10-02   0.0410  0.0410        ---   0.0004    0.0406       ---
 5-15-02   0.0400  0.0400        ---   0.0004    0.0396       ---
 6-12-02   0.0410  0.0410        ---   0.0004    0.0406       ---
 7-10-02   0.0370  0.0370        ---   0.0004    0.0366       ---
 8-14-02   0.0370  0.0370        ---   0.0004    0.0366       ---
 9-11-02   0.0360  0.0360        ---   0.0004    0.0356       ---
          ------- -------    -------  -------   -------   -------
Total     $0.4900 $0.4900    $   ---  $0.0080   $0.4820   $   ---
          ======= =======    =======  =======   =======   =======
                                    Class Y
10-10-01  $0.0500 $0.0500    $   ---  $0.0016   $0.0484   $   ---
11-14-01   0.0490  0.0490        ---   0.0016    0.0474       ---
12-12-01   0.0570  0.0570        ---   0.0019    0.0551       ---

 1-09-02   0.0500  0.0500        ---   0.0005    0.0495       ---
 2-13-02   0.0490  0.0490        ---   0.0005    0.0485       ---
 3-10-02   0.0490  0.0490        ---   0.0005    0.0485       ---
 4-10-02   0.0490  0.0490        ---   0.0005    0.0485       ---
 5-15-02   0.0490  0.0490        ---   0.0005    0.0485       ---
 6-12-02   0.0490  0.0490        ---   0.0005    0.0485       ---
 7-10-02   0.0450  0.0450        ---   0.0004    0.0446       ---
 8-14-02   0.0450  0.0450        ---   0.0004    0.0446       ---
 9-11-02   0.0420  0.0420        ---   0.0004    0.0416       ---
          ------- -------    -------  -------   -------   -------
Total     $0.5830 $0.5830    $   ---  $0.0093   $0.5737   $   ---
          ======= =======    =======  =======   =======   =======

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of Waddell & Reed Advisors High Income Fund, Inc.

Each of the individuals listed below serves as a director for each of the portfolios within the Waddell & Reed Advisors Funds, W&R Funds, Inc., Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. for a total of 47 portfolios served. Three of the four interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The fourth interested director is a partner in a law firm that has represented W&R within the past two years.

The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO.

Disinterested Directors


James M. Concannon (54)
Washburn Law School, 1700 College, Topeka, KS 66621
Position held with Fund:  Director
Director since:  1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School; formerly, Dean, Washburn Law School
Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment firm

John A. Dillingham (63)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. and Dillingham Enterprises, Inc., both farming enterprises; formerly, Instructor at Central Missouri State University; formerly, Consultant and Director, McDougal Construction Co.
Other Directorships held by Director: Chairman, Clay Co. IDA and Kansas City Municipal Assistance Corp., both bonding authorities; Director, American Royal and Salvation Army

David P. Gardner (69)
2441 Iron Canyon Drive, Park City UT 84060
Position held with Fund:  Director
Director since:  1998
Principal Occupation During Past 5 Years: formerly, President, William and Flora Hewlett Foundation
Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp., Campus Pipeline, John & Karen Huntsman Foundation and Huntsman Cancer Foundation; formerly, Chairman, George S. and Dolores Dor'e Eccles Foundation

Linda K. Graves (49)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1995
Principal Occupation During Past 5 Years:  First Lady of Kansas
Other Directorships held by Director: Chairman & Director, Community Foundation of Johnson County; Director, Greater Kansas City Community Foundation, and Friends of Cedar Crest Association; Director, American Guaranty Life Insurance Company

Joseph Harroz, Jr. (35)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1998
Principal Occupations During Past 5 Years: General Counsel of the University of Oklahoma, Cameron University and Rogers State University; Vice President of the University of Oklahoma; Adjunct Professor, University of Oklahoma Law School; Managing Member, Harroz Investments, LLC and JHJ Investments, LLC, both commercial enterprise investments
Other Directorships held by Director: Treasurer, Oklahoma Appleseed (Center for Law and Justice)

John F. Hayes (82)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1988
Principal Occupation During Past 5 Years: Chairman, Gilliland & Hayes, PA, a law firm
Other Directorships held by Director: Director, Central Bank & Trust and Central Financial Corp.; formerly, Director, Central Properties, Inc.

Glendon E. Johnson (78)

13635 Deering Bay Drive, Unit 284, Miami, FL 33158
Position held with Fund:  Director
Director since:  1971
Principal Occupations During Past 5 Years: Retired; formerly, Chief Executive Officer and Director, John Alden Financial Corp.
Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America

Eleanor B. Schwartz (65)
1213 W. 95th Ct., Chartwell #4, Kansas City, MO 64114
Position held with Fund:  Director
Director since:  1995
Principal Occupations During Past 5 Years: Professor, University of Missouri at Kansas City; formerly, Chancellor, University of Missouri at Kansas City
Other Directorships held by Director:  None

Frederick Vogel III (67)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1971
Principal Occupation During Past 5 Years:  Retired
Other Directorships held by Director:  None

Interested Directors


Robert L. Hechler (65)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer; formerly, Vice President
Director since:  1998
Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to present); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001); President of WRSCO (1981 to 1999)
Other Directorships held by Director:  None

Henry J. Herrmann (59)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director and President; formerly, Vice President Director since: 1998; President since: 2001
Principal Occupation(s) During Past 5 Years: Director, President and Chief Investment Officer of WDR (1998 to present); Treasurer of WDR (1998 to 1999); Director of W&R (1993 to present); Director of WRIMCO (1992 to present); President and Chief Executive Officer of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present)
Other Directorships held by Director: Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO

Frank J. Ross, Jr. (49)
Polsinelli, Shalton & Welte, P.C., 700 West 47th Street, Suite 1000, Kansas City, MO 64112
Position held with Fund:  Director
Director since:  1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli, Shalton & Welte, P.C., a law firm
Other Directorships held by Director:  Director, Columbian Bank & Trust

Keith A. Tucker (57)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chairman of the Board of Directors and Director; formerly, President
Director since:  1993; Chairman of the Board of Directors since:  1998
Principal Occupation(s) During Past 5 Years: Chairman of the Board of Directors, Director and Chief Executive Officer of WDR (1998 to present); Principal Financial Officer of WDR (1998 to 1999); Chairman of the Board of Directors and Director of W&R, WRIMCO and WRSCO (1993 to present); Vice Chairman of the Board of Directors of Torchmark Corporation (1991 to 1998); Chairman of the Board of Directors of Torchmark Distributors, Inc. (1993 to 1997)
Other Directorships held by Director:  None

Officers


Theodore W. Howard (60)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer
Length of Time Served: Treasurer and Principal Accounting Officer, 25 years; Vice President, 14 years; Principal Financial Officer, since 2002
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Vice President of WRSCO (1988 to 2001)
Directorships held:  None

Kristen A. Richards (34)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President, Secretary and Associate General
Counsel
Length of Time Served:  2 years
Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000); Compliance Officer of WRIMCO (1995 to 1998)
Directorships held:  None

Daniel C. Schulte (36)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President, Assistant Secretary and General
Counsel
Length of Time Served:  2 years
Principal Occupation(s) During Past 5 Years: Vice President, Secretary and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Assistant Secretary of WDR (1998 to 2000); an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C. (1994 to 1998)
Directorships held:  None

Michael D. Strohm (50)
6300 Lamar Avenue, Overland Park KS 66202
Position held with Fund:  Vice President
Length of Time Served:  since 2002
Principal Occupation(s) During Past 5 Years: Senior Vice President of WDR (1998 to present); Chief Operations Officer of WDR (since 2002); President, Director, Chief Executive Officer and Chief Financial Officer of W&R (since 2002); Senior Vice President of W&R (1994 to 2002); President and Director of WRSCO (1999 to present)
Directorships held:  None

Louise D. Rieke (53)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President and portfolio manager
Length of Time Served:  12 years
Principal Occupation(s) During Past 5 Years: Senior Vice President/Vice President of WRIMCO (1986 to present); portfolio manager for investment companies managed by WRIMCO and its predecessor (1986 to present)
Directorships held:  None

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds, W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy
At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected
In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed
While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information
Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right
If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt-out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1-888-Waddell and a Client Services Representative will assist you.

Confidentiality and Security
We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Householding Notice


If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749.

Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To all traditional IRA Planholders:


As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial advisor or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Group of Mutual Funds


Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.



FOR MORE INFORMATION:
Contact your financial advisor, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CLIENT SERVICES
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888) WADDELL
  (888) 923-3355

Our INTERNET address is:
  http://www.waddell.com

NUR1009A(9-02)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.